                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 March 19, 2001
                        (Date of earliest event reported)


                            THREE-FIVE SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        1-4373                                         86-0654102
 ----------------------                        -----------------------------
(Commission File Number)                    (IRS Employer Identification Number)




                             1600 NORTH DESERT DRIVE
                                 TEMPE, ARIZONA
                                      85281
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (602) 389-8600
              (Registrant's telephone number, including area code)
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Item 9.       Regulation FD Disclosure

              The Company issued a press release dated March 19, 2001 regarding first quarter revenue and earnings and announcing a conference call as attached hereto.
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                              [NEWS RELEASE LOGO]

                                              FOR FURTHER INFORMATION
                                              CONTACT:
                                              Elizabeth A. Sharp
                                              Vice President Corporate Relations
                                              (602) 389-8837
                                              Three-Five Systems, Inc.
                                              1600 N. Desert Drive
                                              Tempe, AZ 85281-1230
_______________________________________________________________________________
  FOR IMMEDIATE RELEASE: March 19, 2001

                 THREE-FIVE SYSTEMS, INC. REVISES GUIDANCE FOR
                                FIRST HALF 2001

     TEMPE, AZ - March 19, 2001 - Three-Five Systems, Inc. (NYSE: TFS) today announced that it expects revenue and earnings per share for the first quarter ending March 31, 2001 to be lower than previously targeted in the company's fourth quarter 2000 earnings press release. The company indicated that recent push-outs for deliveries scheduled for the last three weeks of this quarter to the company's largest customer have reduced revenue expectations to $33 to $36 million, and that revenue in that range should result in earnings per share for the company to be at about the break-even level.

     The company cited weak and uncertain demand in the cellular handset industry and continued issues with handset inventories as the primary reasons for the push-outs. This weakened demand has led to cancellations, delays, and push-outs for existing and new customers' programs and, consequently, limited visibility for the company at this time with regard to revenue expectations for the remainder of the year. In addition, the pressure on display prices has intensified, which means that the company is experiencing accelerated reductions of its LCD module selling prices. Based on these unsettled conditions and pricing pressures, the company expects its revenue in the second quarter of 2001 to be in the range of $20 to $30 million and to report a loss in that second quarter in the range of $.25 to $.35 per share.

     Three-Five systems' senior management will conduct a conference call with analysts today at 5:00 p.m. Eastern time. You can listen to the call on our web site at www.threefive.com under the Investor Relations section. You can also dial in to the conference call directly at 719-457-2653, conference code #613372
- no RSVP is necessary. You can access a replay of this call at the same web site address or through www.ccbn.com. RealPlayer is required. This will be the only available replay of this conference call. CCBN will maintain an audio replay of this conference call through the first quarter of 2001.

     Certain statements contained in this document may be deemed to be forward-looking statements under federal securities laws, and Three-Five Systems intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to revenue and earnings expectations for the first and second quarter of 2001. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to (a) changes in the markets for the company's products and for our customers products; (b) delays in the design and qualification process for new products; (c) variances in costs and yield issues; and (d) the failure of key technologies to deliver commercially acceptable performance, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission.

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Three-Five Systems
Page 2

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About Three-Five Systems, Inc.(R)

Three-Five Systems Inc. (NYSE: TFS) is a recognized leader in the design and manufacture of liquid crystal display (LCD) modules and technology for OEM customers in wireless communications and data collection, medical electronics, and other commercial and consumer device marketplaces. The company has also developed LCoS(TM) (Liquid Crystal on Silicon) microdisplays. These tiny, high-resolution, low power displays are currently being supplied to customers developing revolutionary microdisplay-based products including high definition television sets, business projectors, computer monitors and wireless Internet appliances. At its Tempe, Arizona headquarters, Three-Five operates a design center, the highest volume LCD manufacturing line in North America, and the David R. Buchanan LCD laboratory dedicated to the development of advanced display technologies. Support for the company's growing global customer base is also provided at production facilities in Manila, the Philippines and production and design center facilities in Beijing, China. The company's web site is located at www.threefive.com.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THREE-FIVE SYSTEMS, INC.


Date:    March 19, 2001             By:/s/ Jeffrey D. Buchanan
       ----------------------          -----------------------------------------
                                       Jeffrey D. Buchanan
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary, and Treasurer